EXHIBIT 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBENES-OXLEY ACT OF 2002


         Each of the undersigned certifies that the Annual Report on Form 10-K for the period ended March 31, 2003 fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Annual Report on Form 10-K for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Coinmach Corporation.



/S/ STEPHEN R. KERRIGAN                                 /S/ ROBERT M. DOYLE
-----------------------                                 -------------------

Stephen R. Kerrigan                                     Robert M. Doyle
Chief Executive Officer                                 Chief Financial Officer
Coinmach Corporation                                    Coinmach Corporation